Exhibit 99.1

Contact:	Tim Adams, Chief Financial Officer
Anne Rivers, Investor Relations
Jeff Keene, Healthcare Media
Cytyc Corporation: 508-263-8765
www.cytyc.com

Stephanie Carrington
The Ruth Group: 646-536-7017

Shanti Skiffington/Wendy Williams
Schwartz Communications: 781-684-0770

CYTYC REPORTS RECORD SECOND QUARTER 2006 RESULTS

Revenue Increases 20 Percent to $150.4 Million

Diluted Earnings Per Share Grows to $0.27

Marlborough, Mass., July 26, 2006 — Cytyc Corporation (Nasdaq: CYTC), a leading women’s health company, today announced results for the second quarter ended June 30, 2006.

Revenue for the quarter ended June 30, 2006 rose to $150.4 million, compared to revenue of $125.4 million for the same period of 2005. Net income for the quarter was $31.7 million, or $0.27 per diluted share, compared to net income for the same period in 2005 of $28.0 million, or $0.23 per diluted share, an increase of 14 percent. Adjusted income for the quarter, excluding the impact of stock-based compensation expense, was $35.5 million, or $0.29 per diluted share, an increase of 25 percent over the same period of 2005.

Second Quarter Highlights:

•	Domestic surgical products revenue increased 42 percent over second quarter 2005 to $50.0 million, representing 33 percent of total Company revenue.

•	Domestic diagnostic products revenue increased 9 percent over second quarter 2005 to $84.1 million and included the shipment of 9 million ThinPrep® Pap Tests and 25 ThinPrep® Imaging Systems for a total of 69 units shipped year-to-date.

•	International diagnostic and surgical products revenue increased 23 percent over second quarter 2005 to $16.3 million.

•	The business generated cash from operations of $31.4 million in the second quarter, bringing year-to-date cash from operations to $72.6 million.

•	The Company announced a $150 million credit facility to provide maximum financial flexibility to grow the business and to benefit from the favorable conditions in the credit markets.

Patrick J. Sullivan, Cytyc’s chairman, president, and chief executive officer, stated, “I am very pleased with our second quarter results. Our 20 percent year-over-year revenue growth was primarily driven by robust domestic sales of our NovaSure® Endometrial Ablation product and continued strong performance of our diagnostics business. Domestic NovaSure sales grew 47 percent. Second quarter growth was complemented by 35 percent revenue growth of our

MammoSite® Radiation Therapy System. Our international business also made substantial progress, with sales growing 23 percent based largely on continued expansion of our ThinPrep business and NovaSure growth in the United Kingdom and Canada.” Mr. Sullivan concluded, “Overall, the second quarter results underline the success of our strategy to diversify our revenue sources, led by strong growth from our domestic surgical products and our international business.”

The Company’s segment revenue was as follows:

	Three Months Ended June 30,			Six Months Ended June 30,
	2006	2005	% Change	2006	2005	% Change
	($ in millions)			($ in millions)
Domestic Diagnostic Products	$84.1	$77.0	9%	$164.8	$152.0	8%
Domestic Surgical Products	50.0	35.1	42%	94.7	61.0	55%
International	16.3	13.3	23%	31.4	25.8	22%

Total Company Revenue	$150.4	$125.4	20%	$290.9	$238.8	22%

Domestic diagnostic products revenue consists primarily of revenue from sales of the ThinPrep Pap Test and use of the ThinPrep Imaging System. Domestic surgical products revenue consists of revenue from sales of the NovaSure Endometrial Ablation System and the MammoSite and GliaSite® Radiation Therapy Systems. International revenue consists primarily of revenue from sales outside the United States of the NovaSure Endometrial Ablation System, the MammoSite Radiation Therapy System, the ThinPrep Pap Test, and use of the ThinPrep Imaging System.

During the second quarter, the business generated $31.4 million of cash flow from operations, bringing the total cash and investments at the end of the quarter to $189.8 million. The Company invested $56.3 million in a share repurchase program in the second quarter of 2006.

Non-GAAP Information

The table below shows the impact of stock-based compensation expense, which began in the first quarter of 2006.

Reconciliation of Non-GAAP Measures

(in thousands, except per share data)

	Three Months Ended June 30,
	2006	2005
Net income reconciliation:
Net income, as reported	$31,680	$28,035
Stock-based compensation under new accounting rules (1)	3,848	—

Adjusted net income	$35,528	$28,035

Net income per common share reconciliation:
Net income per common share, diluted, as reported	$0.27	$0.23
Stock-based compensation under new accounting rules (1)	0.02	—

Adjusted net income per common share, diluted	$0.29	$0.23

Weighted average diluted shares outstanding reconciliation:
Weighted average diluted shares outstanding, as reported	123,582	124,796
Stock-based compensation under new accounting rules (1)	2,155	—

Adjusted weighted average diluted shares outstanding	125,737	124,796

Notes to Reconciliation of Non-GAAP Measures:

(1)	Cytyc adopted new accounting guidelines requiring expensing of stock-based compensation beginning in January 2006, which resulted in expense of $5.7 million, before tax benefit of $1.9 million during the three months ended June 30, 2006. These new rules also resulted in a reduction of weighted average diluted shares outstanding of 2.2 million shares.

In addition to disclosing results determined in accordance with generally accepted accounting principles, or GAAP, Cytyc also discloses adjusted, or non-GAAP, results of operations that exclude certain items. By disclosing this non-GAAP information, management intends to provide investors with additional information to further analyze Cytyc’s performance and underlying trends. In order to better assess operating trends, management utilizes a measure of adjusted net income and adjusted diluted net income per common share on a non-GAAP basis that excludes for the applicable period stock options expensed under new accounting guidelines adopted January 1, 2006, net of tax effects, and a charge, net of tax effects, related to the DEKA Products Limited Partnership arbitration panel decision in the first quarter of 2005.

Management believes adjusted net income provides useful supplemental information to management and investors regarding the performance and underlying trends of Cytyc’s business operations and facilitates comparisons to its historical operating results. Management uses this information internally for forecasting, budgeting, evaluating the effectiveness of Cytyc’s operational strategies, and performance measurement for compensation of management and employees. Management believes it is important to provide investors with the same metrics used by management to measure operating performance, which assists investors in analyzing the underlying trends in Cytyc’s business over time.

Non-GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as measures of Cytyc’s profitability or liquidity. Users of this financial information should consider the types of events and transactions for which adjustments have been made. See the tables in this press release for a reconciliation of non-GAAP amounts to amounts reported under GAAP.

Cytyc management will discuss second quarter results, business highlights and future expectations during a conference call on July 27, at 8:30 a.m. (Eastern). The call will be hosted by Patrick J. Sullivan, chairman, president, and chief executive officer; Daniel J. Levangie, executive vice president and chief commercial officer; and Timothy M. Adams, chief financial officer. A live webcast of the call may be accessed at Cytyc’s website, http://ir.cytyc.com, and the event will be available for replay at this site approximately two hours following the call until August 10, 2006. Those without web access may access the call by dialing 201-689-8470. A telephonic replay of the call will be available through August 10, 2006, by dialing 201-612-7415; enter account # 3055 and conference ID # 207653.

Cytyc Corporation is a leading women’s health company that designs, develops, manufactures, and markets innovative and clinically effective products for cervical cancer screening, breast cancer risk assessment, treatment of excessive menstrual bleeding, and treatment of breast cancer.

Cytyc is traded on The Nasdaq Stock Market under the symbol CYTC. Cytyc is a registered trademark of Cytyc Corporation.

Forward-looking statements in this press release are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this press release which are not strictly historical statements, including, without limitation, statements relating to Cytyc’s future financial condition, operating results and economic performance, and management’s expectations regarding key customer relationships, future growth opportunities, product acceptance and business strategy, constitute forward-looking statements. These statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties, which could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, dependence on key personnel and customers as well as reliance on proprietary technology, uncertainty of product development efforts and product acceptance, management of growth and product diversification, entry into new market segments domestically and new markets internationally, risks associated with litigation, the effective integration of acquired businesses and technologies, competition and competitive pricing pressures, risks associated with the FDA regulatory approval processes and healthcare reimbursement policies in the United States and abroad, introduction of technologies that are disruptive to Cytyc’s business and operations, the impact of new accounting requirements and governmental rules and regulations, as well as other risks detailed in Cytyc’s filings with the Securities and Exchange Commission, including those under the heading “Risk Factors” in its 2005 Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q filed with the Commission. Cytyc cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made. Cytyc disclaims any obligation to publicly update or revise any such statements to reflect any change in its expectations or events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Cytyc Corporation Reports

Cytyc Corporation

Condensed Consolidated Statements of Income

(in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,
	2006	2005
Net sales	$150,397	$125,381
Cost of sales (1)	33,063	26,106

Gross profit	117,334	99,275

Operating expenses:
Research and development (1)	10,681	7,958
Sales and marketing (1)	41,989	33,708
General and administrative (1)	14,809	11,490

Total operating expenses	67,479	53,156

Income from operations	49,855	46,119

Other income (expense), net:
Interest income	1,826	526
Interest expense	(1,792)	(1,792)
Other expense	—	(703)

Total other income (expense), net	34	(1,969)

Income before provision for income taxes	49,889	44,150
Provision for income taxes (1)	18,209	16,115

Net income	$31,680	$28,035

Net income per common and potential common share:
Basic	$0.28	$0.25

Diluted	$0.27	$0.23

Weighted average common and potential common shares outstanding:
Basic	114,356	113,173

Diluted	123,582	124,796

______________ (1) Balance includes stock-based compensation expense under Statement of Financial Accounting Standards No. 123R as follows:

Cost of sales	$344	$—
Research and development	803	—
Sales and marketing	2,525	—
General and administrative	2,066	—

Stock-based compensation expense, gross	5,738	—
Effect on income taxes	(1,890)	—

Stock-based compensation expense, net	$3,848	$—

Cytyc Corporation Reports

Cytyc Corporation

Condensed Consolidated Statements of Income

(in thousands, except per share data)

(unaudited)

	Six Months Ended June 30,
	2006	2005
Net sales	$290,937	$238,786
Cost of sales (1)	62,852	50,033

Gross profit	228,085	188,753

Operating expenses:
Research and development (1)	20,992	14,757
Sales and marketing (1)	82,122	63,391
General and administrative (1)	28,834	22,197
Arbitration decision	—	7,807

Total operating expenses	131,948	108,152

Income from operations	96,137	80,601

Other expense, net:
Interest income	3,656	1,418
Interest expense	(3,584)	(3,584)
Other expense	(77)	(1,386)

Total other expense, net	(5)	(3,552)

Income before provision for income taxes	96,132	77,049
Provision for income taxes (1)	35,088	28,123

Net income	$61,044	$48,926

Net income per common and potential common share:
Basic	$0.53	$0.43

Diluted	$0.51	$0.41

Weighted average common and potential common shares outstanding:
Basic	114,917	113,417

Diluted	125,014	125,281

__________________ (1) Balance includes stock-based compensation expense under Statement of Financial Accounting Standards No. 123R as follows:

Cost of sales	$705	$—
Research and development	1,647	—
Sales and marketing	5,176	—
General and administrative	4,235	—

Stock-based compensation expense, gross	11,763	—
Effect on income taxes	(3,853)	—

Stock-based compensation expense, net	$7,910	$—

Cytyc Corporation Reports

Cytyc Corporation

Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2006	December 31, 2005
	(unaudited)
Assets:

Current assets:
Cash and investment securities	$189,837	$220,619
Accounts receivable, net	86,006	82,833
Inventories, net	26,531	24,033
Other current assets	17,310	9,805

Total current assets	319,684	337,290

Property and equipment:
Property and equipment	112,017	101,604
Equipment under customer usage agreements	80,672	66,832
Less: accumulated depreciation and amortization	(66,084)	(54,826)

Total property and equipment, net	126,605	113,610

Goodwill and other intangible assets, net	575,330	581,957
Other assets, net	9,786	7,022

Total Assets	$1,031,405	$1,039,879

Liabilities and Stockholders’ Equity:

Current liabilities	$54,034	$89,183
Long-term debt and other non-current liabilities	331,874	322,345
Stockholders’ equity	645,497	628,351

Total Liabilities and Stockholders’ Equity	$1,031,405	$1,039,879

Cytyc Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six Months Ended June 30,
	2006	2005
Cash flows from operating activities:
Net income	$61,044	$48,926
Stock-based compensation expense pursuant to SFAS No. 123R	11,763	—
Amortization of intangible assets	4,904	2,614
Depreciation and amortization of property and equipment and other non-cash expense	11,134	27,460
Accounts receivable	(2,630)	(4,440)
Inventories	(2,374)	(4,899)
Other assets and liabilities	(12,916)	9,745
Tax benefit from exercise of stock options and employee stock purchase plan	1,682	3,836

Net cash provided by operating activities	72,607	83,242

Cash flows from investing activities:
Acquisition of Proxima, net	(21,074)	(161,798)
(Increase) decrease in other assets	(981)	439
Increase in equipment under customer usage agreements	(13,458)	(14,185)
Purchases of property and equipment, net	(8,624)	(7,392)
Sales and maturities of investment securities, net	7,406	102,525
Increase in patents and developed technology	(473)	—

Net cash used in investing activities	(37,204)	(80,411)

Cash flows from financing activities:
Purchase of treasury shares	(78,577)	(50,056)
Proceeds from exercise of stock options and issuance of shares under employee stock purchase plan	18,816	13,676
Payments relating to securing line of credit facility	(609)	—
Excess tax benefit from exercise of stock options and employee stock purchase plan	1,386	—

Net cash used in financing activities	(58,984)	(36,380)

Effect of exchange rate changes on cash	145	(375)

Net decrease in cash and cash equivalents	(23,436)	(33,924)
Net increase in investment securities	(7,346)	(101,415)

	(30,782)	(135,339)
Beginning cash and investment securities	220,619	232,295

Ending cash and investment securities	$189,837	$96,956

Cytyc Corporation

Reconciliation of Net Income per Common Share

(in thousands, except per share data)

(unaudited)

The following tables provide reconciliations of the net income and weighted average common shares used in calculating basic and diluted net income per share (using the if-converted method):

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Numerator:
Net income, as reported, for basic earnings per share	$31,680	$28,035	$61,044	$48,926
Interest expense, net of tax	1,138	1,138	2,276	2,276

Net income, as adjusted, for diluted earnings per share	$32,818	$29,173	$63,320	$51,202

Denominator:
Basic weighted average common shares outstanding	114,356	113,173	114,917	113,417
Dilutive effect of assumed exercise of stock options	800	3,197	1,671	3,438
Dilutive effect of assumed conversion of convertible debt	8,426	8,426	8,426	8,426

Weighted average common shares outstanding assuming dilution	123,582	124,796	125,014	125,281

Basic net income per common share	$0.28	$0.25	$0.53	$0.43

Diluted net income per common and potential common share	$0.27	$0.23	$0.51	$0.41

Cytyc Corporation

Reconciliation of Non-GAAP Measures

(in thousands, except per share data)

(unaudited)

	Six Months Ended June 30,
	2006	2005
Net income reconciliation:
Net income, as reported	$61,044	$48,926
Stock-based compensation under new accounting rules (1)	7,910	—
Arbitration decision charge (2)	—	4,957

Adjusted net income	$68,954	$53,883

Net income per common share reconciliation:
Net income per common share, diluted, as reported	$0.51	$0.41
Stock-based compensation under new accounting rules (1)	0.05	—
Arbitration decision charge (2)	—	0.04

Adjusted net income per common share, diluted	$0.56	$0.45

Weighted average diluted shares outstanding reconciliation:
Weighted average diluted shares outstanding, as reported	125,014	125,281
Stock-based compensation under new accounting rules (1)	1,770	—

Adjusted weighted average diluted shares outstanding	126,784	125,281

(1)	Cytyc adopted new accounting guidelines requiring expensing of stock-based compensation beginning in January 2006, which resulted in expense of $11.8 million, before tax benefit of $3.9 million during the six months ended June 30, 2006. These new rules also resulted in a reduction of weighted average diluted shares outstanding of 1.8 million shares.
(2)	Charge in the first quarter of 2005 related to the DEKA Partnership arbitration panel decision, which was $7.8 million, offset by the related $2.8 million tax benefit.